UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2024

VITAL ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street	Suite 1000
Tulsa	Oklahoma	74120
(Address of principal executive offices)		(Zip code)
 Registrant's telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2024, the board of directors (the "Board") of Vital Energy, Inc. (the "Company") approved the amendment and restatement of the Vital Energy, Inc. Omnibus Equity Incentive Plan (as amended and restated from time to time, the "Equity Plan") and the amendment and restatement of the Vital Energy, Inc. Change in Control Executive Severance Plan (as amended and restated from time to time, the "Severance Plan"), in each case, to reflect certain market practices and effective as of December 10, 2024.

The changes effected by the amendment and restatement of the Equity Plan were to, among other things, (i) update the "change in control" and "good reason" definitions and (ii) clarify the treatment of Performance Compensation Awards (as defined in the Equity Plan) upon a change in control.

The changes effected by the amendment and restatement of the Severance Plan were to, among other things, (i) update the "change in control" and "good reason" definitions to be consistent with the Equity Plan, (ii) for executive officers below the chief executive officer, increase the cash severance multiple payable upon an involuntary termination of employment within 18 months following a change in control (a "Qualifying Event," as such term is defined under the Severance Plan) from 2.0x to 2.5x of the sum of the executive's Base Salary and Bonus Target (as such terms are defined under the Severance Plan), (iii) expand the period that the Company will pay for continued health coverage for participants and their eligible dependents following a Qualifying Event by up to six additional months, and (iv) provide that, upon a Qualifying Event, participants in the Severance Plan are eligible to receive certain outplacement services.

The terms of the Equity Plan and the Severance Plan are otherwise substantially unchanged.

The foregoing descriptions of the Equity Plan and the Severance Plan do not purport to be complete and are qualified in their entirety by reference to full text of the Equity Plan and Severance Plan, copies of which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Vital Energy, Inc. Omnibus Equity Incentive Plan (amended and restated as of December 10, 2024).
10.2	Vital Energy, Inc. Change in Control Executive Severance Plan (amended and restated as of December 10, 2024).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: December 13, 2024	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Executive Vice President and Chief Financial Officer